UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported):              March 11, 2009

                                  Modavox, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       333-57818             20-0122076
      ---------------------              -------------         --------------
  (State or other jurisdiction            (Commission         (I.R.S. Employer
        of incorporation)                 File Number)       Identification No.)

 1900 W UNIVERSITY DR, SUITE 230
         TEMPE, AZ 85281                                         85281-3291
---------------------------------                               -----------
(Address of principal executive offices)                         (Zip Code)

 Registrant's telephone number, including area code:             (480) 553 5795
                                                                 --------------


           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a) On November 18, 2008 the board of directors of Modavox elected Shelly J. Meyers to serve as a director. Ms. Meyers is expected to be named to the Audit Committee of Modavox.


(b) On March 11, 2009, Modavox issued a press release related to the election of Shelly J. Meyers as Chairwoman to the Modavox board of directors. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

         The information in Item 5.02 of this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


The following exhibits are furnished herewith:


EXHIBIT NUMBER     DESCRIPTION


99.1               Text of press release issued by Modavox dated March 11, 2009



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Modavox, Inc.

MARCH 11, 2009                             BY:  /S/ DAVID J. IDE
                                                ----------------
                                                NAME: DAVID J. IDE
                                                TITLE: CHIEF EXECUTIVE OFFICER



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                                  Exhibit Index


EXHIBIT NO.     DESCRIPTION

99.1            Text of press release issued by Modavox on November 18, 2008.